Long-Term Notes (Tables)	12 Months Ended
Dec. 31, 2019
Financial Instruments [Abstract]
Long-term notes

	December 31, 2019	December 31, 2018
Bank loan - U.S. dollar denominated(1)	$206,144	$122,388
Bank loan - Canadian dollar denominated	300,327	399,906
Bank loan - principal(2)	$506,471	$522,294
Unamortized debt issuance costs	(1,059)	(1,594)
Bank loan	$505,412	$520,700
(1)U.S. dollar denominated bank loan balance was US$159.0 million as at December 31, 2019 (US$89.7 million as at December 31, 2018).
(2)The decrease in the principal amount of the bank loan outstanding from December 31, 2018 to December 31, 2019 is the result of loan repayments of $7.1 million and changes in the reported amount of U.S. denominated debt of $8.7 million.
At December 31, 2019, Baytex was in compliance with all of the covenants contained in the credit facilities. The following table summarizes the financial covenants applicable to the Revolving Facilities and Baytex's compliance therewith as at December 31, 2019.

Covenant Description	Position as at December 31, 2019	Covenant
Senior Secured Debt(1) to Bank EBITDA(2) (Maximum Ratio)	0.52:1.00	3.50:1.00
Interest Coverage(3) (Minimum Ratio)	9.42:1.00	2.00:1.00
(1)"Senior Secured Debt" is defined as the principal amount of the bank loan and other secured obligations identified in the credit agreement. As at December 31, 2019, the Company's Senior Secured Debt totaled $521.7 million which includes $506.5 million of principal amounts outstanding and $15.2 million of letters of credit.
(2)Bank EBITDA is calculated based on terms and definitions set out in the credit agreement which adjusts net income or loss for financing and interest expenses, income tax, non-recurring losses, certain specific unrealized and non-cash transactions (including depletion, depreciation, exploration and evaluation expenses, unrealized gains and losses on financial derivatives and foreign exchange and share-based compensation) and is calculated based on a trailing twelve month basis including the impact of material acquisitions as if they had occurred at the beginning of the twelve month period. Bank EBITDA for the twelve months ended December 31, 2019 was $1,011.9 million.
(3)Interest coverage is computed as the ratio of Bank EBITDA to financing and interest expense, excluding accretion of debt issue costs and asset retirement obligations, and is calculated on a trailing twelve month basis. Financing and interest expenses, excluding accretion of debt issue costs and asset retirement obligations, for the twelve months ended December 31, 2019 were $107.4 million.

	December 31, 2019	December 31, 2018
6.75% notes (US$150,000 – principal) due February 17, 2021	$—	$204,683
5.125% notes (US$400,000 – principal) due June 1, 2021	518,600	545,820
6.625% notes (Cdn$300,000 – principal) due July 19, 2022	300,000	300,000
5.625% notes (US$400,000 – principal) due June 1, 2024	518,600	545,820
Total long-term notes - principal(1)	$1,337,200	$1,596,323
Unamortized debt issuance costs	(9,025)	(13,083)
Total long-term notes - net of unamortized debt issuance costs	$1,328,175	$1,583,240
(1)The decrease in the principal amount of long-term notes outstanding from December 31, 2018 to December 31, 2019 is the result of principal repayments of $198.1 million and changes in the reported amount of U.S. denominated debt of $61.0 million.